Deposits - Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2023 INR (₨)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 INR (₨)
Due to mature in the fiscal year ending March 31:
2024	₨ 7,121,444.9	$ 86,646.1	₨ 6,186,602.3
2025	2,119,471.5	25,787.5
2026	518,151.5	6,304.3
2027	235,850.6	2,869.6
2028	341,065.1	4,149.7
Thereafter	136,564.3	1,661.6
Total	₨ 10,472,547.9	$ 127,418.8	₨ 8,080,607.6